SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          November 1, 2012
                           Date of Report
                 (Date of Earliest Event Reported)

                      WHOOPASS POKER CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                  WHIFFLETREE ACQUISITION CORPORATION
                    (Former Name of Registrant)

Delaware                      000-54724                    00-0000000
(State or other        (Commission File Number)         (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                   1472 North San Antonio Avenue
                      Upland, California 91786
               (Address of Principal Executive Offices)

                        215 Apolena Avenue
                 Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

                           909 297 0479
                  (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On November 2, 2012, Whoopass Poker Corporation (formerly Whiffletree Acquisition Corporation) (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 80% of the total outstanding 1,250,000 shares of common stock.

ITEM 5.01    Changes in Control of Registrant

   On November 1, 2012, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant redeemed an aggregate of 19,750,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,975.

   2.   The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 30, 2012 as supplemented by the information contained in this report.

   The Registrant anticipates that it will enter into a business combination with a private company that has developed and promoted two new internet and casino appropriate poker-related games. The private company has developed the games and promoted them at various gaming shows in the United States and Costa Rica. The company anticipates marketing the games for live play at casinos as well as internet play. The company has developed an accessory and clothing line related to the games as well as a strategy guide. The company anticipates developing an international site for live play as well as a United States site for free play. These sites will also promote sales of the accessories and clothing lines.

ITEM 5.02    Departure of Directors or Principal Officers; Election of
             Directors

   On November 1, 2012, James M. Cassidy resigned as the Registrant's president, secretary and director.

   On November 1, 2012, James McKillop resigned as the Registrant's vice president and director.

   On November 1, 2012, Donald W. Hohman Sr. was named as the director of the Registrant.

   On November 1, 2012, Donald W. Hohman Sr. was appointed President and Treasurer, and Joanne Jenio was appointed Secretary of the Registrant.

   For the past five years, Donald W. Hohman, Sr. has been involved in the development and promotion of two new internet and casino appropriate poker-related games. Mr. Hohman has displayed the games at the Las Vegas Gaming Show and the London Ice show as well as at numerous Indian game shows. He has also developed an ancillary clothing and accessory line and written a 250-page strategy guide for playing of the games.

                    SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.




Date: November 2, 2012           /s/ Donald W. Hohman, Sr.
                                    President